EXECUTIVE EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT is made the 29th day of October 1999, by and between PHON-NET.COM, INC. (the "Company") and SLOAN YOUNG, whose residence address is 2531 East 46th Avenue, Vancouver, BC V5N 5W1 (the "Executive").

The Company and the Executive hereby agree as follows with respect to the Executive's employment with the Company:

1. EMPLOYMENT.
   -----------

The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, on the terms and conditions hereafter set forth, commencing November 1, 1999 and for a term of three (3) years thereafter (the "Term"). During the Term, the Executive shall serve as the Company's Vice President of Technology and Operations, and shall report to the Company's Chief Executive Officer and its Board of Directors.

2. EXCLUSIVE EFFORTS.
   ------------------

The Executive shall devote his best efforts, skills and attention exclusively to the business and affairs of the Company, shall serve the Company faithfully and competently and shall, at all times, act in the Company's best interest. The services to be rendered by Executive during the Term shall be the normal duties of a person employed as a Vice President of Technology and Operations by a corporation in the Company's business, subject at all times to the direction and control of the Company's Chief Executive Officer and its Board of Directors. During his employment by the Company, the Executive shall not, either directly or indirectly, have any interest in or involvement with any person, firm or corporation, the business of which is competitive with any aspect of the business of the Company; provided, however, that nothing herein shall be construed to prevent Executive from investing his personal assets in other entities which do not compete with the Company.

3. BASE COMPENSATION.
   ------------------

The Company shall pay to the Executive, and the Executive agrees to accept, minimum base compensation of Eighty Thousand Dollars (CAN$80,000) during the first year of the Term, Ninety Thousand Dollars (CAN$90,000) during the second year of the Term, and One Hundred Thousand Dollars (CAN$100,000) during the third year of the Term.

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4. STOCK OPTIONS.
   --------------

The Executive is hereby granted options to purchase 200,000 shares of the Company's common stock (the "Options"). These are the Options authorized by the Company's Board of directors on May 27, 1999, and are the sole options to which the Executive is entitled. The Options are exercisable at $.36 per share and are granted pursuant to the Company's 1999 Stock Option Plan (the "Plan"). The Options shall expire on December 31, 2004 and shall vest one-third on the first day of the Term, one third one year thereafter and one-third two years thereafter. The Options and their exercise shall at all times remain subject to the terms and conditions of the Plan.

5. GRANT OF COMMON STOCK.
   ----------------------

As an inducement to the Executive to enter into this Agreement and subject to his continued employment throughout the Term, on the first day of the Term, and on each anniversary of the Term, the Company shall issue to Executive One Hundred Thousand (100,000) shares of the Company's common stock (the "Shares"). The Shares will not have been registered under the Securities Act of 1933, as amended, and may not be sold, assigned, transferred, pledged or otherwise disposed of absent registration or an opinion of counsel satisfactory to the Company that such registration is not required.

6. BENEFIT PLANS.
   --------------

The Executive shall be entitled to participate, to the extent eligible, in medical, dental, hospital, group life insurance and other fringe benefit programs from time to time made available to the Company's executives.

7. BUSINESS EXPENSE.
   -----------------

The Executive shall be reimbursed for all usual expenses incurred on behalf of the Company, in accordance with Company practices and procedures, provided that:

         (a) each such expenditure is of a nature qualifying it as a proper deduction on the federal and state income tax returns of the Company as a business expense and not as deductible compensation to Executive; and

         (b) the Executive furnishes the Company with adequate documentary evidence substantiating such expenditures as deductible business expenses of the Company and not as deductible compensation to Executive.


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8. VACATION.
   ---------

Employee shall be entitled to a paid vacation of two calendar weeks during the first year of the Term and three calendar weeks during each of the second and third years of the Term. Any unused vacation time shall be forfeited by Executive if not used during the year in which earned. Executive shall also be entitled to all paid holidays made generally available by the Company to its executive officers.

9. DEATH OR DISABILITY.
   --------------------

Notwithstanding anything to the contrary contained in Paragraph 1 above, if, while the Executive is employed by the Company, he dies or suffers a physical or mental disability which prevents him, for a period of three (3) consecutive months, from performing his duties hereunder in a satisfactory manner, his employment shall terminate effective on the date of death or the end of such three (3) month period, as may be the case. In the event of such termination,
(a) all compensation earned as of the date of termination shall be paid by the Company and (b) the Executive's base compensation shall be continued for a period of six (6) months after such termination, and shall be paid to the Executive if he is alive, or to his estate, if deceased.

10. TERMINATION.
   -------------

         (a) This Agreement may be immediately terminated by the Company at anytime during the Term for cause.

         (b) This Agreement may be terminated by either the Company, without cause, or the Executive upon sixty (60) days written notice to the other party.

         (c) In the event of termination by the Company for cause or at the election of the Executive, the Company shall be obligated only to pay the Executive all compensation earned up to the date of termination.

         (d) In the event of termination by the Company without cause, the Company shall be obligated to continue to pay the Executive his compensation earned up to the date of termination, plus an amount equal to the Executive's base compensation then in effect, which shall be paid in twelve consecutive equal monthly installments.

         (e) For purpose of the Agreement, "cause" shall mean any act involving gross negligence, gross misfeasance, gross malfeasance, willful misconduct, failure to follow the reasonable instructions of the Company's Chief Executive Officer or its Board of Directors, or the Executive's breach of any of the terms and conditions of this Agreement.


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

11. RESTRICTIVE COVENANTS.
    ----------------------

         (a) The Executive recognizes that he has and will acquire knowledge of certain trade secrets, information, data, know-how and knowledge (including, but not limited to, trade secrets, information, date, know-how and knowledge relating to customers, suppliers, sales market programs, costs, products, apparatus, equipment, processes, manufacturing methods, compositions, designs, plans and employees) belonging to, or relating to the affairs of the Company (collectively referred to as "Trade Secrets"). Accordingly, during the Term and at all times thereafter, Executive agrees not to divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information or Trade Secrets relating to the Company and its business. The Executive acknowledges and agrees that any information or data he has acquired or will acquire relating to the Company which is not generally known was received in confidence and as a fiduciary of the Company.

         (b) At all times during the Term and thereafter, the Executive shall not, directly or indirectly, induce, influence, combine or conspire with, or attempt to induct, influence, combine or conspire with, any of the officers, employees, or consultants of the Company to terminate their relationship with or compete against the Company or any of its present or future subsidiaries, parents or affiliates.

         (c) The Executive acknowledges that his services and responsibilities are unique in character and are of particular significance to the Company, that the Company is a competitive business and the Executive's continued and exclusive service to the Company under this Agreement is of a high degree of importance to the Company. Therefore, if Executive is either terminated for cause or voluntarily terminates his employment with the Company, for a period of two (2) years following the date Executive is terminated or voluntarily terminates his employment with the Company (the "Noncompete Period"), for any reason whatsoever, Executive shall not, directly or indirectly, engage in any business which is competitive with the business conducted by the Company, except as an employee or agent of the Company, and shall not, directly or indirectly, as owner, partner, joint venturer, employee, broker, agent, corporate officer, principal, licensor, shareholder (unless as owner of no more than five percent (5%) of the issued and outstanding capital stock of such entity if such stock is traded on a major securities exchange or otherwise as a purely passive shareholder) or in any other capacity whatsoever, engage in or have any connection with any business which is competitive with the business of the Company, and which operates anywhere in North America.

         (d) If, in any judicial proceeding, a court shall refuse to enforce any of the covenants included in this Paragraph 11, then such unenforceable covenant shall be amended to relate to such lesser period or geographical area as shall be enforceable. In the event the Company should bring any legal action or other proceeding against Executive for enforcement of this Agreement, the calculation of the Noncompete Period, if any, shall not include the period of time commencing with the filing of legal action or other proceeding to enforce this Agreement through the date of final judgment or final resolution,

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

including all appeals, if any, of such legal action or other proceeding unless the Company is receiving the practical benefits of this Paragraph 11 during such time. The existence of any claim or cause of action by the Executive against the Company predicated on this Agreement shall not constitute a defense to the enforcement by the Company of these covenants.

         (e) The Executive hereby acknowledges that the restrictions on his activity as contained in this Agreement are required for the Company's reasonable protection and is a material inducement to the Company to enter into this Agreement. The Executive hereby agrees that in the event of the violation by him of any of the provisions of this Agreement, the Company will be entitled to institute and prosecute proceedings at law or in equity to obtain damages with respect to such violation or to enforce the specific performance of this Agreement by the Executive or to enjoin the Executive from engaging in any activity in violation hereof.

12. ASSIGNMENT OF INVENTIONS; WORK FOR HIRE.
    ----------------------------------------

         (a) Any and all ideas, inventions, improvements and other intellectual property rights which the Executive may conceive, create or make, during the period of his employment by the Company, shall be the sole and exclusive property of the Company. The Executive hereby assigns and conveys to the Company any and all such ideas, inventions, improvements and rights, and relinquishes any and all rights thereto. The Executive hereby agrees and acknowledges that any and all intellectual property rights conceived, created or developed by the Executive during the period of this employment by the Company and within the scope of the Executive's employment shall be "works made for hire" and shall be the sole and exclusive property of the Company. To the extent that any such copyrightable materials are determined not to be "works made for hire", the Executive hereby conveys, transfers and assigns all rights thereto to the Company.

         (b) The Executive agrees to execute any and all documents, patent, copyright or other applications and instruments that may be requested by the Company, either during the term of this Agreement or thereafter, in order to convey to the Company the ownership rights contemplated by this Section 12.

         (c) The Executive hereby waives any and all moral rights that the Executive may have with respect to the creation of any software, inventions, devices, processes, intellectual property or any other discoveries made by the Executive during the period of his employment by the Company and created within the scope of his employment.

13. BINDING EFFECT.
    ---------------

Except as herein otherwise provided, this Agreement shall inure to the benefit of and shall be binding upon the parties hereto, their personal representatives, successors, heirs and assigns.


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

14. SEVERABILITY.
    -------------

Invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

15. TERMINOLOGY.
    ------------

All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of Paragraphs are for convenience only, and neither limit nor amplify the provisions of the Agreement itself.

16. GOVERNING LAW.
    --------------

This Agreement shall be governed and construed in accordance with the law of the State of Florida.

17. ENTIRE AGREEMENT.
    -----------------

This Agreement contains the entire understanding between the parties and may not be changed or modified except by an agreement in writing signed by all the parties. This Agreement supercedes any prior agreements or understandings between the parties and any and all such prior Agreements are hereby canceled and shall cease to be of any further force or effect.

18. NOTICE.
    -------

Any notice requiring or permitted to be delivered hereunder shall be deemed to be delivered when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties at the addresses first stated herein, or to such other address as either party hereto shall from time to time designate to the other party by notice in writing as provided herein.

19. OTHER INSTRUMENTS.
    ------------------

The parties hereby covenant and agree that they will execute such other and further instruments and documents as are or may become necessary or convenient to effectuate and carry out the terms of this Agreement.

20. COUNTERPARTS.
    -------------

This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed an original.

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

21. ASSIGNABILITY.
    --------------

This Agreement shall not be assigned by either party, except with the written consent of the other.

22. ATTORNEYS' FEES.
    ----------------

In any litigation arising out of this Agreement, the prevailing party shall be entitled to all costs and expenses, including reasonable attorneys' fees.

IN WITNESS WHEREOF, this Agreement has been duly signed by the Executive and on behalf of the Company on the day and year first above written.



PHON-NET.COM, INC.                              EXECUTIVE



By: /s/ Brian Collins                            /s/ Sloan Young
    ------------------------------               ----------------------------
        Brian Collins                                Sloan Young
        Chief Executive Officer


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

                                                              October 21, 1999


         Reference is made to the Employment Agreement dated to be effective November 1, 1999 (the "Employment Agreement"), by and between Phon-Net.com, Inc. (the "Company") and Sloan Young ("Employee"). This shall confirm that prior to execution of the Employment Agreement, the Company paid Employee, as part of his employment compensation, the sum of $1.00 per unit sold of the Company's Direct Connect product, such sum to be paid quarterly, in the local currency of the purchaser of the Direct Connect unit (the "Unit Compensation").

         This shall further confirm that the Employment Agreement provides for the payment of agreed upon compensation to the Employee for his services rendered thereunder, but that such compensation does not include the payment of Unit Compensation to the Employee. Notwithstanding the Employment Agreement:

1. the Company agrees to continue to pay the Unit Compensation to the Employee;

2. the Company may discontinue payment of the Unit Compensation to the Employee, at any time, for any reason whatsoever, immediately upon notice to the Employee (the "Termination Date");

3. in the event the Company discontinues payment of Unit Compensation to the Employee, the Company shall continue to pay Unit Compensation to the Employee for a period of 90 days from the Termination Date; and

4. except as set forth herein, the Employee shall have no right to the payment of Unit Compensation.


PHON-NET.COM, INC.


By: /s/ Brian Collins                            /s/ Sloan Young
    -----------------------------                -------------------------
    Brian Collins, CEO                           Sloan Young


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